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                                  Exhibit 10.4



                               SECURITY AGREEMENT

This Security Agreement ("Agreement") is made and entered into as of February 17, 1998 by and between SANWA BANK CALIFORNIA (the "Bank") and MIRAVANT MEDICAL TECHNOLOGIES (the "Grantor")

1. Grant of Security Interest. The Grantor hereby grants to the Bank a security interest in and to all of the following property (hereinafter collectively referred to as the "Collateral"):

     A.   Market Value Savings.  The following  described  Market Value Savings:
          0734-16600 together with all substitutions thereof and with all interest accruing thereunder and therefrom.

     B. Monies and Other Property in Possession. In addition to the above, all monies, and property of the Grantor now or hereafter in the possession of the Bank or the Bank's agents, or any one of them, including, but not limited to, all deposit accounts, certificates of deposit, stocks, bonds, indentures, warrants, options and other negotiable and non-negotiable securities and instruments, together with all stock rights, rights to subscribe, liquidating dividends, cash dividends, payments, dividends paid in stock, new securities or other property to which the Grantor may become entitled to receive on account of such property.

 The Bank's security interest in the Collateral shall be a continuing lien and shall include all proceeds and products of the Collateral including but not limited to, the proceeds of any insurance thereon.

2. The Indebtedness. The Collateral secures payment of all obligations and indebtedness pursuant to that certain Guaranty in favor of the Bank dated as of February 17, 1998, executed by Miravant Medical Technologies and with a maximum principal liability of $7,600,000.00 plus interest, fees, attorneys' fees and other costs and expenses related to the indebtedness guarantied. The indebtedness and obligations secured hereby (hereinafter referred to as the "Indebtedness") shall include any and all modifications, extensions and renewals of such obligations or indebtedness and performance of all the terms, covenants and agreements contained in this Security Agreement and in any other document, instrument or agreement evidencing or related to the Indebtedness or the Collateral.

The Indebtedness secured hereby shall not include any indebtedness incurred for personal, family or household purposes except to the extent any disclosure required under any consumer protection law (including but not limited to the Truth in Lending Act) or any regulation thereto, as now existing or hereafter amended, is or has been given.

3. Grantor's Representations and Warranties. The Grantor hereby makes the following representations and warranties to the Bank, which representations and warranties are continuing:

     A. Status. The Grantor is a corporation duly organized and validly existing under the laws of the State of Delaware and is properly licensed, qualified to do business and in good standing in, and, where necessary to maintain the Grantor's rights and privileges, has complied with the fictitious name statute of every jurisdiction in which the Grantor is doing business.

     B. Authority. The execution, delivery and performance by the Grantor of this Security Agreement and any instrument, document or agreement required hereunder have been duly authorized and do not and will not:
          (i) violate any provision of any law, rule, regulation, writ, judgment or injunction presently in effect affecting the Grantor; (ii) require any consent or approval of the stockholders or violate any provision of the articles of incorporation or by-laws of the Grantor; or (iii) result in a breach of or constitute a default under any material agreement to which the Grantor is a party or by which the Grantor's properties may be bound or affected.

     C. Legal Effect. This Security Agreement constitutes, and any document, instrument or agreement required hereunder when delivered will constitute, legal, valid and binding obligations of the Grantor enforceable against the Grantor in accordance with their respective terms.

     D. Fictitious Trade Styles. The Grantor currently uses no fictitious trade styles in connection with its business operations. The Grantor shall notify the Bank within thirty (30) days of the use of any fictitious trade style at any future date, indicating the trade style and state(s) of its use.

     E. Title to Collateral; Permitted Liens. The Grantor has good and marketable title to the Collateral and the same is not now and shall not become subject to any security interest, encumbrance, lien or claim of any third person other than: (i) liens and security interests securing the Indebtedness or other indebtedness owed to the Bank; (ii) liens for taxes, assessments or similar charges either not yet due or being contested in good faith; (iii) liens of mechanics, materialmen, warehousemen, carriers or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by the Grantor in the ordinary course of business to secure indebtedness outstanding on the date hereof or permitted to be incurred hereunder; (v) liens and security interests which, as of the date hereof, have been disclosed to and approved by the Bank in writing; and (vi) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Grantor's assets (collectively, the "Permitted Liens").

      F. Financial Statements. All financial statements, information and other data now or hereafter submitted to the Bank by the Grantor in connection with the transaction with respect to which this Security Agreement is entered into are true, accurate and correct and have been or will be prepared in accordance with generally accepted accounting principles consistently applied. Since the most recent submission of any such financial statement, information or other data to the Bank, the Grantor represents and warrants that no material adverse change in the financial condition or operations as disclosed therein or thereby has occurred which has not been fully disclosed to the Bank in writing.

      G. Litigation. Except as have been disclosed to the Bank in writing, there are no actions, suits or proceedings pending or, to the knowledge of the Grantor, threatened against or affecting the Grantor or the Grantor's properties before any court or administrative agency which, if determined adversely to the Grantor, would have a material adverse effect on the Grantor's financial condition, operations or the Collateral.

      H. Taxes. The Grantor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than taxes which are currently payable without penalty or interest or those which are being duly contested in good faith.


4. Grantor's Covenants. The Grantor covenants and agrees that, unless the Bank otherwise consents in writing, the Grantor shall at all times:

      A.  Maintenance  of  Collateral.  Except  for  Permitted  Liens,  keep and maintain the Collateral free and clear of all levies, liens, encumbrances and other security interests (including, but not limited to, any lien of attachment, judgment or execution) and defend the Collateral against any such levy, lien, encumbrance or security interest; comply with all laws, statutes and regulations pertaining to the Collateral and take such actions and execute such agreements and other documents necessary to perfect, evidence and continue the Bank's security interest in the Collateral and the priority thereof.

      B. Covenants With Respect to Possessory Collateral. With respect to Possessory Collateral, (which is defined to mean that portion of the Collateral which consists of securities, certificates of deposit, savings or checking accounts, notes and instruments and any other similar collateral in which a security interest is normally perfected through possession by the Bank or its agent), the Grantor covenants and agrees:

                   (i) The Possessory Collateral shall at all times be of a character and value acceptable to the Bank, as determined by the Bank in its sole and absolute judgment.

                   (ii) The Grantor shall not withdraw or seek to withdraw any of the Possessory Collateral now or hereafter in the possession of the Bank or the Bank's agents.

                   (iii) The Grantor shall make timely payments of all taxes, charges, liens and assessments against the Possessory Collateral.

      C. Reporting Requirements. Promptly upon the Bank's request, deliver or cause to be delivered to the Bank such information pertaining to the Grantor, the Collateral or such other matters as the Bank may reasonably request.

      D. Payment of Obligations. Pay all of the Grantor's liabilities and obligations when due.

      E. Compensation of Employees. Compensate the Grantor's employees for services rendered at an hourly rate at least equal to the minimum hourly rate prescribed by any applicable federal or state law or regulation.

      F. Possessory Collateral Loan-to-Value Ratio. The Grantor covenants and agrees that so long as all or any part of the Indebtedness shall remain outstanding, the outstanding principal balance of the obligations secured by this Agreement shall at no time be greater than 100.00% of the value of the Possessory Collateral at its then current market value (as determined by the Bank) (the "Loan-to-Value Ratio").

      To the extent that such Possessory Collateral Loan-to-Value Ratio is not maintained, the Grantor shall promptly, upon the Bank's request: (i) assign and pledge to the Bank such additional assets of a character satisfactory to the Bank and having a market value sufficient to reinstate and maintain such Possessory Collateral Loan-to-Value Ratio, or (ii) make payment to the Bank in an amount sufficient to reduce the outstanding principal balance of the Indebtedness so that such Possessory Collateral Loan-to-Value Ratio is reinstated and maintained.

      G. Notices. Give the Bank prompt written notice of: (i) any change in the Grantor's place of business or the acquisition of more than one place of business; (ii) any proposed or actual change in the Grantor's name, identity or business nature; (iii) any change in the location of any Collateral; (iv) any Event of Default; (v) litigation, arbitration or administrative proceedings to which the Grantor is a party and which affects the Collateral and in which the claim or liability exceeds $5,000.00; and (vi) any other matter which has resulted in, or might result in, a material adverse change in the Collateral or the financial condition or business operations of the Grantor.

5. Bank's Rights Regarding Possessory Collateral. With respect to the Possessory Collateral, at its option and without any obligation to do so, the Bank may, either in the name of the Bank, the Bank's nominee or the
     Grantor:

     A. Collect, endorse and receive all sums including, but not limited to, dividends, and interest, now or hereafter payable upon or on account of the Possessory Collateral.

     B. Enter into any agreement relating to or affecting the Possessory Collateral and, in connection therewith, the Bank may surrender control of any such Collateral, accept other property in exchange for such Collateral and do and perform such acts as it deems proper. Any money or property received in exchange for any such Collateral shall be subject to and held by the Bank pursuant to the terms of this Security Agreement.

     C. Make any compromise or settlement with respect to the Possessory Collateral that the Bank, in its sole and absolute discretion, deems proper.

     D. Insure and do such other acts as the Bank deems necessary, in its sole discretion, to preserve or protect the Possessory Collateral.

     E. Cause the Possessory Collateral to be transferred to the Bank's name or the name of the Bank's nominee.

     F. With respect to the Possessory Collateral, exercise all rights, powers and remedies of an owner but excluding any voting rights.

6. Events of Default. Any one or more of the following described events shall constitute an event of default ("Event of Default") hereunder:

     A. Non-Payment. There shall occur a failure to pay when due any payment of principal or interest or any other sum referred to in this Security Agreement or under any other document, instrument or agreement evidencing or relating to any indebtedness owed by the Grantor to the Bank or owed to the Bank by any obligor on the Indebtedness.

     B. Performance Under This and Other Agreements. The Grantor shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Security Agreement or in any document, instrument or agreement evidencing or relating to any indebtedness of the Grantor or any indebtedness of any obligor on the Indebtedness (whether such indebtedness is owed to the Bank or third persons), and any such failure (exclusive of the payment of money to the Bank, which failure shall constitute and be an immediate Event of Default if not paid when due or when demanded to be due) shall continue for more than 30 days after written notice from the Bank to the Grantor or the obligor on the Indebtedness of the existence and character of such Event of Default.

     C. Representations and Warranties; Financial Statements. Any representation or warranty made under or in connection with this Security Agreement or any financial statement or information given in connection with the transaction with respect to which this Security Agreement is entered into shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

     D. Insolvency. The Grantor or any obligor on or any guarantor of the Indebtedness shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankrupt;
          (vi) apply for or consent to the appointment of, or consent that an order be made appointing, any receiver, custodian or trustee, for itself or any of its properties, assets or businesses; or (vii) any receiver, custodian or trustee shall have been appointed for all or a substantial part of its properties, assets or businesses and shall not be discharged within 30 days after the date of such appointment.

     E. Execution. Any writ of execution or attachment or any judgment lien shall be issued against the Collateral and shall not be discharged or bonded against or released within 30 days after the issuance or attachment of such writ or lien.

     F. Impairment of Collateral. There shall occur any deterioration or impairment of all or any part of the Collateral or any decline or depreciation in the value or market price of the Collateral which causes the Collateral, in the sole and absolute judgment of the Bank, to become unacceptable as to character or value.

     G. Revocation or Limitation of Guaranty. Any guaranty given with respect to the Indebtedness shall be revoked or limited or its enforceability or validity shall be contested by any guarantor, by operation of law, legal proceeding or otherwise or any guarantor who is a natural person shall die.

     H. Suspension. The Grantor or any obligor on the Indebtedness shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any federal, state or municipal agency or authority necessary to conduct such person's business as now conducted.

     I. Change in Ownership. There shall occur a sale, transfer, disposition or encumbrance (whether voluntary or involuntary), or an agreement shall be entered into to do so, with respect to more than 10% of the issued and outstanding capital stock of the Grantor or any obligor on the Indebtedness, if a corporation, or there shall occur a change in any general partner or a change affecting the control of the Grantor or any obligor on the Indebtedness, if a partnership.

7. Bank's Rights and Remedies on Default. Upon the occurrence of any Event of Default, the Bank may, at its sole and absolute election, without demand and only upon such notice as may be required by law:

     A. Acceleration. Declare the Indebtedness and any or all other indebtedness owing to the Bank by the Grantor or any obligor on the Indebtedness (however such indebtedness may be evidenced or secured) immediately due and payable, whether or not otherwise due and payable.

     B. Cease Extending Credit. Cease extending credit to or for the account of the Grantor or any obligor on the Indebtedness under any agreement now existing or hereafter entered into with the Bank.

     C. Termination. Terminate any agreement as to any future obligation of the Bank without affecting the Grantor's obligations to the Bank or the Bank's rights and remedies under this Security Agreement or under any other document, instrument or agreement.

     D. Protection of Security Interest in Collateral. Make such payments and do such acts as the Bank, in its sole judgment, considers necessary and reasonable to protect its security interest in the Collateral. The Grantor hereby irrevocably authorizes the Bank to pay, purchase, contest or compromise any encumbrance, lien or claim which the Bank, in its sole judgment, deems to be prior or superior to its security interest. Further, the Grantor hereby agrees to pay to the Bank, upon demand therefor, all expenses and expenditures (including attorneys' fees) incurred in connection with the foregoing.

     E. Foreclosure. Enforce any security interest or lien given or provided for under this Security Agreement or under any other document relating to the Collateral, in such manner and such order, as to all or any part of the Collateral, as the Bank, in its sole judgment, deems to be necessary or appropriate and the Grantor hereby waives any and all rights, obligations or defenses now or hereafter established by law relating to the foregoing. In the enforcement of its security interest in the Collateral, the Bank is authorized to enter upon the premises where any Collateral is located and take possession of the Collateral or any part thereof, together with the Grantor's records pertaining thereto, or the Bank may require the Grantor to assemble the Collateral and records pertaining thereto and make such Collateral and records available to the Bank at a place designated by the Bank. The Bank may sell the Collateral or any portions thereof, together with all additions, accessions and accessories thereto, giving only such notices and following only such procedures as are required by law, at either a public or private sale, or both, with or without having the Collateral present at the time of sale, which sale shall be on such terms and conditions and conducted in such manner as the Bank determines in its sole judgment to be commercially reasonable. Any deficiency which exists after the disposition or liquidation of the Collateral shall be a continuing liability of any obligor on or any guarantor of the Indebtedness and shall be immediately paid to the Bank.

     F. Application of Proceeds. All amounts received by the Bank as proceeds from the disposition or liquidation of the Collateral shall be applied as follows: first, to the costs and expenses of collection, including court costs and reasonable attorneys' fees, whether or not suit is commenced by the Bank; next, to those costs and expenses incurred by the Bank in protecting, preserving, enforcing, collecting, selling or disposing of the Collateral; next, to the payment of accrued and unpaid interest on all of the Indebtedness; next, to the payment of the outstanding principal balance of the Indebtedness; and last, to the payment of any other indebtedness owed by the Grantor to the Bank. Any excess Collateral or excess proceeds existing after the disposition or liquidation of the Collateral will be returned or paid by the Bank to the Grantor.

     G. Non-Exclusivity of Remedies. Exercise one or more of the Bank's rights set forth herein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Bank and the Grantor or any obligor on or guarantor of the Indebtedness, or otherwise.


8.    Miscellaneous Provisions.

     A. Amounts Payable Under this Security Agreement. If the Grantor fails to pay on demand the amount of any obligations referred to in this Security Agreement, the Bank may pay such amount at its option and without any obligation to do so and without waiving any default occasioned by the Grantor's failure to pay such amount. All amounts so paid by the Bank, together with reasonable attorneys' fees and all other costs, charges and expenses relating to the Indebtedness, shall be a part of the Indebtedness and shall bear interest at the highest rate chargeable on any Indebtedness until paid in full.

     B. Other Terms. Terms not otherwise defined in this Security Agreement shall have the meanings attributed to such terms in the California Uniform Commercial Code.

     C. Reliance. Each warranty, representation, covenant and agreement contained in this Security Agreement shall be conclusively presumed to have been relied upon by the Bank regardless of any investigation made or information possessed by the Bank and shall be cumulative and in addition to any other warranties, representations, covenants or agreements which the Grantor shall now or hereafter give, or cause to be given, to the Bank.

     D. Attorneys' Fees. In the event of any action in relation to this Security Agreement, the Collateral or any document, instrument or agreement secured hereby or related hereto, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to reasonable attorneys' fees.

     E. Notices. All notices, payments, requests, information and demands which either party hereto may desire, or be required to give or make to the other party, shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by Western Union telegram, addressed to the address set forth below such party's signature to this Security Agreement or to such other address as may be specified from time to time in writing by either party to the other.

     F. Waiver. Neither the failure nor delay by the Bank in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder or under any other document, instrument or agreement mentioned herein constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

     G. Assignment. This Security Agreement shall be binding upon and inure to the benefit of the Grantor and the Bank and their respective successors and assigns, except that the Grantor shall not have the right to assign the Grantor's rights hereunder or any interest herein without the Bank's prior written consent. The Bank may sell or assign all or any portion of its rights and benefits hereunder and, in connection therewith, may deliver to such prospective buyer or assignee financial statements and other relevant information pertaining to the Grantor or any obligor on the Indebtedness.

     H. Severability. Should any one or more provisions of this Security Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective.

     I. Jurisdiction. This Security Agreement and the rights of the parties hereunder to and concerning the Collateral, and any documents, instruments or agreements mentioned or referred to herein, shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby submit.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first hereinabove written.

BANK:

SANWA BANK CALIFORNIA

By: /s/ David Kronen
    ------------------------------------
        David Kronen, Authorized Officer



Address:
Santa Barbara Main Office
1036 State Street
Santa Barbara, CA  93101




GRANTOR:

MIRAVANT MEDICAL TECHNOLOGIES

By: /s/ Gary S. Kledzik
    --------------------------------------------
        Gary S. Kledzik, Chief Executive Officer



Address:
7408 Hollister Avenue
Goleta, CA  93117